united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-23773

Cantor Fitzgerald Infrastructure Fund
(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Corporation Services Company
251 Little Falls Drive, Wilmington, Delaware 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 915-1722

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2025

Item 1. Reports to Stockholders.

(a)

CANTOR

Cantor Fitzgerald

INFRASTRUCTURE FUND

A Shares (NASDAQ: CAFIX)
C Shares (NASDAQ: CFCIX)
I Shares (NASDAQ: CFIIX)
S Shares (NASDAQ: CFISX)

Semi-Annual Report

September 30, 2025

Electronic Reports Disclosure

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer, registered investment advisor, or bank). Instead, the reports will be made available on the Fund’s website (www. cantorinfrastructurefund.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper, free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visit https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access” to inform the Fund that you wish to start receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you start to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 855-9-CANTOR / 855-922-6867 or visiting https://www.cantorinfrastructurefund.com/ and select “Login” followed by “Investor Access”, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries offer this service.

2

Table of Contents

Shareholder Letter	4

Portfolio Review	10

Consolidated Schedule of Investments	11

Consolidated Statement of Assets and Liabilities	15

Consolidated Statement of Operations	16

Consolidated Statement of Changes in Net Assets	17

Consolidated Statement of Cash Flows	18

Consolidated Financial Highlights	19

Consolidated Notes to Financial Statements	23

Expense Examples	43

Additional Information	44

Privacy Policy	47

Cantor Fitzgerald Infrastructure Fund | 3

Dear Shareholders:

We are pleased to present the annual report for the Cantor Fitzgerald Infrastructure Fund (the “Fund”) covering the period April 1, 2025, through September 30, 2025.

The Fund is a continuously offered, non-diversified, closed-end interval fund registered under the Investment Company Act of 1940, as amended.

The Fund seeks to maximize total return, with an emphasis on current income, by strategically investing in a portfolio of private institutional infrastructure investment funds as well as public infrastructure securities. The Fund’s strategy is centered around three global megatrends expected to shape our future markets: (i) digital transformation, (ii) energy expansion and transition, and (iii) the enhancement of aging infrastructure. The Fund uses a multi-step investment process that combines top-down geographic region and infrastructure sector allocations with bottom-up security selection focused within those three megatrends.

During the semi-annual period ending September 30, 2025, the Fund’s load-waived Class A shares (NASDAQ: CAFIX) delivered a total return of 12.5% net of fees, compared to the Standard & Poor’s (“S&P”) 500 Index, which returned 20.0% and Standard and Poor’s (“S&P”) Global Infrastructure Index, which returned 14.5% (without deduction for fees, expenses, or taxes). Since the Fund’s inception on June 30, 2022, the annualized performance has been 12.8% net of fees, compared to 20.9% for the S&P 500 Index and 14.5% for the S&P Global Infrastructure Index.1

As of September 30, 2025, 56.5% of the Fund’s net assets were invested in publicly traded infrastructure holdings, 35.5% in private infrastructure holdings (66.1% on a committed basis), and 8.1% in short-term, liquid investments. We continue to monitor private infrastructure opportunities in primary, secondary, and co-investment markets closely, with the objective of building a high-quality, varied, and resilient private portfolio. We are confident that a methodical deployment of capital into private investments over the next four to six quarters will present an attractive entry point.

During the reporting period, a sharp acceleration in U.S. power demand—after decades of stagnation—dominated headlines and significantly shaped the Fund’s investment performance. Utilities and power producers raised demand forecasts, particularly in Texas and the Southeast, where the Fund holds substantial exposure. This surge was fueled by electrification of the economy, onshoring of industrial capacity, and rapid expansion of AI-driven data centers. To meet rising demand, all energy sources—renewables, natural gas, and nuclear—remain critical. The Fund’s overweight in natural gas midstream, nuclear energy, and independent power producers supported performance, though regulatory shifts in California’s solar market created headwinds for residential solar holdings.

Between April and September 2025, the Federal Reserve held interest rates steady at 4.25%–4.50% until a 0.25% cut in September signaled a shift toward easing. The decision reflected concerns over softening labor market data and stabilizing inflation, with Fed Chair Jerome Powell framing it as a risk management move. Looking ahead, the Fed projected two more rate cuts by year-end and one additional cut in 2026. Lower interest rates will likely boost infrastructure investments by reducing borrowing costs, improving project financing, and accelerating demand.

Markets experienced elevated volatility driven by persistent inflation concerns, aggressive tariff policies, and intensifying political policy uncertainty. Gold surged by approximately 47.5%, climbing from around $2,624 per ounce in early April to a record high of $3,870 by the end of September - its strongest half-year performance in decades. Meanwhile, European equities outpaced U.S. markets, buoyed by strong earnings, increased defense spending, and relative political stability. The STOXX Europe 600 rose nearly 7%, while the S&P 500 saw a more volatile trajectory, ending the period with modest gains after a sharp mid-year correction. A key factor in Europe’s outperformance was a 5.3% decline in the U.S. dollar against the euro, which enhanced the appeal of European assets to global investors. Although the Fund’s underweight in European infrastructure tempered relative performance, we continue to favor U.S.-based infrastructure investments, especially in energy and digital transformation, where long-term fundamentals remain compelling.

Looking ahead, infrastructure investing is expected to gain momentum, fueled by resilient mid-market opportunities, rising U.S. power demand, and bipartisan support for energy and digital transformation—even amid political and macroeconomic uncertainty. In this environment, the Fund continues to favor defensive public sectors such as utilities, while maintaining strategic exposure to growth-oriented investments aligned with accelerating power needs. We anticipate that future market dislocations may create compelling entry points across both public and private infrastructure markets, reinforcing our conviction in the sector’s long-term potential.

4

We believe the Fund is well-positioned to benefit from the enduring infrastructure needs of a growing global population and to deliver on its investment objectives through disciplined and forward-looking portfolio management.

Sincerely,

Michael D. Underhill

Co-Portfolio Manager, Cantor Fitzgerald Infrastructure Fund

Chris A. Milner

Investment Committee Member, Cantor Fitzgerald Infrastructure Fund

Managing Director, Cantor Fitzgerald

[1]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge, but does reflect management fees and other expenses. Fee waivers and expense reimbursements have positively impacted the Fund’s performance. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers multiple classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the prospectus, which can be found at: www.cantorinfrastructurefund.com. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com.

Cantor Fitzgerald Infrastructure Fund | 5

Performance Metrics2

As of September 30, 2025 (Unaudited)

[2]	The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Fund performance based on load-waived Class A shares and does not reflect any sales charge but does reflect management fees and other expenses. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For current performance information, visit www.cantorinfrastructurefund.com.

Due to financial statement adjustments, performance information presented herein for the Fund may differ from the Fund’s financial highlights, which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments, which are reflected in the financial statements.

Inception Date: June 30, 2022

Expense Ratio: 3.34% (inclusive of Acquired Fund Fees and Expenses)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class A shares (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect at least until July 31, 2026, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser.

6

Portfolio Composition

				UNDERLYING	UNDERLYING
	ANNUALIZED			PRIVATE FUNDS	PRIVATE FUNDS
TOTAL NET	DISTRIBUTION	PUBLIC	PRIVATE	INFRASTRUCTURE	GROSS ASSET
ASSETS	RATE[3,4,5]	HOLDINGS	FUNDS	INVESTMENTS**	VALUE**
$550M	4.00%*	51	16	13,238	$28B

*	69% of which was treated as return of capital for tax purposes.

**	The metrics are representative of the underlying investments in infrastructure assets and the gross asset value of the private funds owned in the Fund.

The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free (855) 922-6867.

PRIVATE INFRASTRUCTURE	TYPE	PRIVATE INVESTMENT TYPE	WEIGHTING[6]
Blackstone Infrastructure Partners / Invenergy	Energy - Equity	Co-Investment	7.04%
Aero Capital Solutions Fund IV	Aging - Equity	Primary	5.78%
DigitalBridge AI Infrastructure B LP	Digital - Equity	Co-Investment	5.51%
Peppertree Capital - Fund VIII QP LP	Digital - Equity	Secondary	2.95%
DB Sunshine Holdings I LP / Switch	Digital - Equity	Co-Investment	2.24%
DigitalBridge Credit II (Onshore) LP	Digital - Debt	Primary	2.21%
Ardian Infrastructure Fund VI	Digital - Equity	Primary	1.91%
Rockland Power Partners IV	Energy - Equity	Primary	1.83%
Rockland Power Partners V Feeder LP	Energy - Equity	Primary	0.94%
Manulife Infrastructure Fund III LP	Energy - Equity	Primary	0.94%
Irradiant Orchid Investors LP / Opus	Energy - Debt	Co-Investment	0.83%
CoreWeave Credit Agreement	Digital - Debt	Co-Investment	0.72%
DigitalBridge Credit (Onshore) LP	Digital - Debt	Primary	0.62%
Nova Infrastructure Fund II	Energy - Equity	Primary	0.53%
IPCC Fund LP	Energy - Debt	Primary	0.50%
Peppertree Capital Fund X QP LP	Digital - Equity	Primary	0.42%

PUBLIC INFRASTRUCTURE	TYPE	MARKET CAP (USD)	WEIGHTING[6]
Vistra Energy Corp.	Utilities	$68B	4.27%
Constellation Energy Corp.	Utilities	$112B	3.66%
NextEra Energy Inc.	Energy	$172B	3.21%
Digital Realty Trust Inc.	Digital	$61B	2.62%
NRG Energy Inc.	Energy	$32B	2.57%
Williams Cos Inc.	Energy	$77B	2.54%
EQT Corp.	Energy	$35B	2.50%
Public securities less than 2.50%			33.77%

PERFORMANCE AS OF SEPTEMBER 30, 2025	YTD	ONE YEAR	ITD (ANNUALIZED)
Cantor Fitzgerald Infrastructure Fund Class I Share	15.02%	14.01%	16.13%
S&P 500 Total Return Index	14.83%	17.60%	24.87%
S&P Global Infrastructure Index TR	19.75%	16.78%	16.00%

EXPENSE RATIOS[5]	NET	GROSS
Class I	3.09%	3.09%
Class A	3.34%	3.34%
Class C	4.09%	4.09%
Class S	1.77%	2.77%

Portfolio Exposure

ASSET TYPE6

PRIVATE INVESTMENT TYPE7

INFRASTRUCTURE TYPE8

[3]	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed, and this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of each year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates. There can be no assurance that any investment will be effective in achieving the Fund’s investment objectives, delivering positive returns, or avoiding losses. The Fund accrues distributions daily. The current distribution rate is calculated by annualizing the daily accrual rate of the Fund as of the date listed. A portion of the distributions since inception has included a return of capital (non-dividend distributions) based on the character of the distributions received from the underlying holdings and may do so in the future. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.cantorinfrastructurefund.com/literature. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be determined as of the end of each calendar year and will be reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with yield, income, or net profit.

[4]	The Fund’s inception date was June 30, 2022, and its initial net asset value was $10.00.

[5]	The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements for Class I is 3.09%. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.25%, 2.50%, 3.50% and 2.25% per annum of the Fund’s average daily net assets attributable to Class I, A, C, and S shares (the “Expense Limitation”). The Expense Limitation Agreement will remain in effect at least until July 31, 2026 for Class I, A, and C shares and July 31, 2027 for the Class S shares, unless and until the Board approves its modification or termination.

[6]	As a percent of total assets.

[7]	As a percent of private invested assets.

[8]	As a percent of invested assets and incorporates the most recent available data from the underlying investment. Excludes cash and cash equivalents. Amount shown for private infrastructure investments reflects the NAV of the Fund’s interests in the underlying private fund.

Cantor Fitzgerald Infrastructure Fund | 7

Glossary (Unaudited)

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Capital Market that trades emerging growth companies.

S&P 500 Total Return Index: The Standard & Poor’s index calculated on a total return basis. This index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market. The total return calculation provides investors with a price plus gross cash dividend return. Gross cash dividends are applied on the ex date of the dividend.

S&P Global Infrastructure Index TR: This index tracks 75 publicly traded companies from around the world representing the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Bloomberg U.S. Aggregate Bond Index: A broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the US bond market.

8

Important Disclosures (Unaudited)

The information contained herein is not an offer to sell or a solicitation of an offer to buy the securities described herein. Such an offer or solicitation can be made only through the prospectus relating to the offering, which is always controlling and supersedes the information contained herein in its entirety. The prospectus may be obtained by calling (855) 9-CANTOR / (855) 922-6867.

The Fund defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Infrastructure assets may include, among other asset types, regulated assets (such as electricity generation, transmission and distribution facilities, gas transportation and distribution systems, water distribution, and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports, railway lines, intermodal facilities, aircraft, and ships), power generation (natural gas, nuclear, wind, solar and hydro power) and communications assets (including broadcast and wireless towers, fiber, data centers, distributed network systems and satellite networks).

Investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its investment objective. There is no guarantee that any investing strategy will be successful. The Fund is a closed-end investment company.

The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

Cantor Fitzgerald Infrastructure Fund | 9

Cantor Fitzgerald Infrastructure Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2025

Average Annual Total Return through September 30, 2025*, as compared to its benchmark:

			Inception through
	Six Months	One Year	September 30, 2025
Cantor Fitzgerald Infrastructure Fund Class A **	12.45%	13.86%	12.83%
Cantor Fitzgerald Infrastructure Fund Class A with load **	5.95%	7.33%	10.79%
Cantor Fitzgerald Infrastructure Fund Class C ***	12.12%	13.05%	15.06%
Cantor Fitzgerald Infrastructure Fund Class I ***	12.68%	14.01%	16.13%
Cantor Fitzgerald Infrastructure Fund Class S ****	13.37%	15.73%	17.96%
S&P 500® TR Index *****	19.96%	17.60%	20.92%**/24.87%***/20.13%****
S&P Global Infrastructure Index ******	14.48%	16.78%	12.74%**/16.00%***/20.33%****

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including all organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.50%, 3.25%, 2.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, and Class S respectively, until July 31, 2026 for Class I, A, and C shares and July 31, 2027 for the Class S shares. The Adviser has also contractually agreed to waive an additional 1.00% of its management fee for Class S shares until July 31, 2027. The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, is 3.34%, 4.09%, 3.09%, and 2.77% for Class A, Class C, Class I, and Class S, respectively, per the most recent prospectus. After fee recapture, waivers and/or reimbursements, the Fund’s net operating expense are 3.34%, 4.09%, 3.09%, and 2.77% for Class A, Class C, Class I, and Class S shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-855-9-CANTOR.

**	Inception date is June 30, 2022.

***	Inception date is March 20, 2023.

****	Inception date is May 22, 2024.

*****	The S&P 500® TR Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

******	The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Holdings by Industry as of September 30, 2025	% of Net Assets
Private Investments	35.9%
Electric Utilities	27.0%
Energy	12.3%
Communication Services	4.3%
Transportation and Logistics	4.2%
Data Center REIT	2.7%
Commercial Support Services	2.1%
Gas & Water Utilities	1.3%
Machinery	0.9%
Other Investments	1.8%
Short-Term Investment	10.2%
Liabilities in Excess of Other Assets	-2.7%
100.0%

Please refer to the Consolidated Schedule of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

CANTOR FITZGERALD INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025

Shares		Fair Value
	COMMON STOCKS — 56.6%
	COMMERCIAL SUPPORT SERVICES - 2.1%
70,540	GFL Environmental, Inc.(a)	$3,342,185
8,603	Waste Connections, Inc.(a)	1,512,407
30,757	Waste Management, Inc.	6,792,069
		11,646,661
	COMMUNICATION SERVICES - 4.3%
58,148	American Tower Corporation	11,183,023
63,369	SBA Communications Corporation, Class A	12,252,396
		23,435,419
	DATA CENTER REIT - 2.7%
84,379	Digital Realty Trust, Inc.	14,587,442

	ELECTRIC UTILITIES – 27.0%
174,947	AES Corporation (The)	2,302,303
25,912	American Electric Power Company, Inc.	2,915,100
22,320	CMS Energy Corporation	1,635,163
62,039	Constellation Energy Corporation	20,415,173
60,306	Dominion Energy, Inc.	3,688,918
7,442	DTE Energy Company	1,052,522
22,590	Duke Energy Corporation	2,795,513
84,083	Edison International	4,648,108
49,779	Enel - Societa per Azioni – ADR	470,909
55,698	Entergy Corporation	5,190,497
75,320	Exelon Corporation	3,390,153
39,863	FirstEnergy Corporation	1,826,523
27,085	Iberdrola SA - ADR	2,060,085
83,584	National Grid plc - ADR	6,074,049
236,756	NextEra Energy, Inc.	17,872,710
88,310	NRG Energy, Inc.	14,301,805
26,323	Public Service Enterprise Group, Inc.	2,196,918
70,329	RWE AG - ADR	3,147,223
114,820	Sempra	10,331,504
114,962	Southern Company (The)	10,894,949
99,595	TRANSALTA CORP.	1,361,464
121,537	Vistra Corporation	23,811,529

See accompanying notes to financial statements.

CANTOR FITZGERALD INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2025

Shares		Fair Value
	COMMON STOCKS — 56.6% (Continued)
	ELECTRIC UTILITIES – 27.0% (Continued)
48,050	Xcel Energy, Inc.	$3,875,232
		146,258,350
	ENERGY - 12.3%
53,933	Cheniere Energy, Inc.	12,673,176
52,674	DT Midstream, Inc.	5,955,322
152,423	Enbridge, Inc.	7,691,265
256,184	EQT Corporation	13,944,095
104,667	SLB Ltd.	3,597,405
134,082	TC Energy Corporation	7,295,402
399,500	Ultrapar Participacoes S.A. - ADR	1,637,950
223,607	Williams Companies, Inc. (The)	14,165,503
		66,960,118
	GAS & WATER UTILITIES - 1.3%
35,228	American Water Works Company, Inc.	4,903,385
3,537	Atmos Energy Corporation	603,943
34,287	Essential Utilities, Inc.	1,368,051
9,252	NiSource, Inc.	400,612
		7,275,991
	MACHINERY - 0.9%
32,995	Xylem, Inc.	4,866,763

	OIL & GAS PRODUCERS - 0.4%
28,000	ONEOK, Inc.	2,043,160

	OIL & GAS SERVICES & EQUIPMENT - 0.4%
90,764	Halliburton Company	2,232,794

	RENEWABLE ENERGY - 0.2%
10,850	Enphase Energy, Inc.(a)	383,982
23,883	SolarEdge Technologies, Inc.(a)	883,671
		1,267,653
	SPECIALTY REIT - 0.8%
136,218	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,181,893

See accompanying notes to financial statements.

CANTOR FITZGERALD INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2025

Shares		Fair Value
	COMMON STOCKS — 56.6% (Continued)
	TRANSPORTATION & LOGISTICS - 4.2%
141,016	Canadian Pacific Kansas City Ltd.	$10,504,282
9,365	Grupo Aeroportuario del Centro Norte S.A.B. del centro norte - ADR	972,743
9,530	Grupo Aeroportuario del Sureste SAB de CV - ADR	3,081,334
33,828	Union Pacific Corporation	7,995,924
		22,554,283

	TOTAL COMMON STOCKS (Cost $251,932,581)	307,310,527

	PRIVATE INVESTMENTS — 35.9%
	PRIVATE INVESTMENT FUNDS — 35.2%
	Aero Capital Solutions Fund IV LP(b)(c)(d)(e)(f)(g)	33,261,738
	Ardian Infrastructure Fund VI B SCS, SICAV-RAIF(b)(c)(d)(e)(f)(g)	10,773,774
	Blackstone Infrastructure Partners IRH-G L.P.(a)(b)(c)(d)(g)	38,858,726
	DB Sunshine Holdings I, LP(a)(b)(c)(d)(g)	12,057,307
	DigitalBridge AI Infrastructure B, LP(a)(b)(c)(d)(e)(g)	30,153,740
	DigitalBridge Credit (Onshore), LP(b)(c)(d)(e)(g)	3,461,203
	DigitalBridge Credit II (Onshore), LP(b)(c)(d)(e)(g)	12,392,655
	IPCC Fund L.P.(b)(c)(d)(e)(g)	2,825,617
	Irradiant Orchid Investors, LP(b)(c)(d)(e)(g)	4,843,311
	Manulife Infrastructure Fund III, L.P.(b)(c)(d)(e)(g)	5,251,973
	Nova Infrastructure Fund II(a)(b)(c)(d)(e)(g)	3,011,617
	Peppertree Capital Fund VIII QP, LP(b)(c)(d)(e)(g)	15,906,073
	Peppertree Capital Fund X QP, LP(a)(b)(c)(d)(e)(g)	2,315,311
	Rockland Power Partners V Feeder, LP(a)(b)(c)(d)(e)(g)	4,740,913
	Rockland Power Partners IV, LP(b)(c)(d)(e)(f)(g)	10,924,611
		190,778,569

See accompanying notes to financial statements.

CANTOR FITZGERALD INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2025

		Interest
Principal		Rate	Spread	Maturity	Fair Value
	PRIVATE INVESTMENTS — 35.9% (Continued)
	PRIVATE INVESTMENT LOANS – 0.7%
$3,951,485	CoreWeave Compute Acquisition Co. IV, LLC (Delayed Draw Term Loan)(b)(c)(e)(g)(h)	10.30%	SOFR3M + 6%	05/16/2029	4,011,660

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $174,236,509)				194,790,229

Shares					Fair Value
	SHORT-TERM INVESTMENTS — 10.2%
	MONEY MARKET FUNDS - 10.2%
55,048,909	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.04% (Cost $55,048,909)(i)				$55,048,909

	TOTAL INVESTMENTS – 102.7% (Cost $481,217,557)				$557,149,665
	LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%				(14,600,453)
	NET ASSETS - 100.0%				$542,549,212

ADR	- American Depositary Receipt

LTD	- Private Limited Company

LP	- Limited Partnership

PLC	- Public Limited Company

SA	- Société Anonyme

SOFR3M	- United States 3 Month Secured Overnight Financing Rate

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of September 30, 2025, was $194,790,229 representing 35.9% of net assets.

(c)	Restricted security.

(d)	Investment is valued using net asset value (or its equivalent) as a practical expedient. Total value of all such securities as of September 30, 2025, amounted to $190,778,569 which represents approximately 35.2% of the net assets of the Fund.

(e)	Investment has been committed to but has not been fully funded by the Fund at September 30, 2025. See Note 2 for total unfunded investment commitments.

(f)	All or a portion of this security is held by CF IIX Holdings LLC at September 30, 2025.

(g)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

(h)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(i)	Rate disclosed is the seven-day effective yield as of September 30, 2025.

See accompanying notes to financial statements.

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
September 30, 2025

ASSETS
Investments in securities at fair value (cost $481,217,557)	$557,149,665
Cash	742,044
Receivable for Fund shares sold	917,895
Dividends and interest receivable	561,408
Prepaid Shareholder servicing fees - Class A	12,284
Prepaid expenses	390,688
TOTAL ASSETS	559,773,984

LIABILITIES
Payable for securities purchased	4,941,133
Payable for Fund shares redeemed	6,955,949
Payable for investment advisory fee	994,606
Payable for distributions	120,632
Payable for distribution fees, Class C	11,179
Payable for shareholder servicing fees, Class C	14,754
Deferred tax liability	4,101,546
Payable to Administrator	84,973
TOTAL LIABILITIES	17,224,772

Commitments and contingencies (see Note 2)

NET ASSETS	$542,549,212

Net Assets Consist Of:
Paid-in capital	$468,769,300
Accumulated earnings	73,779,912
NET ASSETS	$542,549,212

Class A
Net Assets	$47,626,039
Shares outstanding (unlimited number of shares authorized, no par value)	3,541,311
Net asset value, offering and redemption price per share	$13.45
Maximum offering price (net asset value plus maximum sales charge of 5.75%)	$14.27

Class C
Net Assets	$14,078,582
Shares outstanding (unlimited number of shares authorized, no par value)	1,068,807
Net asset value, offering and redemption price per share(a)	$13.17

Class I
Net Assets	$263,819,125
Shares outstanding (unlimited number of shares authorized, no par value)	19,562,456
Net asset value, offering and redemption price per share	$13.49

Class S
Net Assets	$217,025,466
Shares outstanding (unlimited number of shares authorized, no par value)	15,796,169
Net asset value, offering and redemption price per share	$13.74

(a)	Class C shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended September 30, 2025

INVESTMENT INCOME
Dividend Income (net of foreign taxes withheld of $144,298)	$4,857,742
Interest	1,167
TOTAL INVESTMENT INCOME	4,858,909

EXPENSES
Investment adviser fees	3,374,520
Distribution fees, Class C	39,626
Shareholder servicing fees, Class A	46,308
Shareholder servicing fees, Class C	13,214
Administration fees	114,884
Legal fees	113,631
Transfer agent fees	102,228
Printing and postage expenses	61,206
Registration fees	45,750
Trustees fees	32,589
Fund accounting fees	30,593
Compliance service fees	26,841
Audit and tax preparation fees	25,263
Custodian fees	21,276
Insurance expenses	18,300
Miscellaneous expenses	7,765
TOTAL EXPENSES	4,073,994

Fees recaptured by the Adviser	755,621
Fees contractually waived by Adviser - Class S	(1,055,668)
NET OPERATING EXPENSES	3,773,947
NET INVESTMENT INCOME	1,084,962

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities	966,621
Foreign currency transactions	4,166

Net change in unrealized appreciation/(depreciation) on:
Investment securities	46,344,447
Deferred tax	(1,856,697)
Foreign currency translations	144
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS	45,458,681
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,543,643

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2025	March 31, 2025
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS
Net investment income	$1,084,962	$1,863,754
Net realized gain (loss) on investment securities transactions and foreign currency transactions	970,787	(117,109)
Net change in unrealized appreciation of investments securities, deferred tax and foreign currency	44,487,894	22,851,852
Net increase in net assets resulting from operations	46,543,643	24,598,497

DISTRIBUTIONS TO SHAREHOLDERS FROM EARNINGS (Note 2)
Net investment income
Class A	—	(363,306)
Class C	—	(92,017)
Class I	—	(1,459,206)
Class S	—	(2,008,937)
Return of Capital Distributions
Class A	(741,206)	(485,372)
Class C	(212,490)	(110,558)
Class I	(3,835,276)	(2,333,608)
Class S	(4,220,162)	(1,595,651)
Net decrease in net assets resulting from distributions	(9,009,134)	(8,448,655)

CAPITAL TRANSACTIONS Class A
Proceeds from shares sold	17,513,715	12,050,534
Reinvestment of distributions	302,671	339,843
Amount paid for shares redeemed	(1,065,423)	(1,268,665	) (c)
Total - Class A	16,750,963	11,121,712
CAPITAL TRANSACTIONS Class C
Proceeds from shares sold	5,602,996	5,326,826
Reinvestment of distributions	173,267	166,573
Amount paid for shares redeemed	(290,091)	(204,822)
Total - Class C	5,486,172	5,288,577
CAPITAL TRANSACTIONS Class I
Proceeds from shares sold	127,413,226	184,253,514	(c)
Reinvestment of distributions	1,647,172	1,806,637
Amount paid for shares redeemed	(5,875,903)	(105,843,277	) (d)
Total - Class I	123,184,495	80,216,874
CAPITAL TRANSACTIONS Class S(a)
Proceeds from shares sold	1,931,236	199,727,081	(b)(d)
Reinvestment of distributions	1,517,249	935,511
Amount paid for shares redeemed	(8,357,088)	(3,889,467	) (c)
Total - Class S	(4,908,603)	196,773,125
Net increase in net assets resulting from capital transactions	140,513,027	293,400,288

TOTAL INCREASE IN NET ASSETS	178,047,536	309,550,130

NET ASSETS
Beginning of period	364,501,676	54,951,546
End of period	$542,549,212	$364,501,676

SHARE TRANSACTIONS CLASS A
Shares sold	1,324,789	1,001,169
Shares issued in reinvestment of distributions	22,531	28,207
Shares redeemed	(79,862)	(106,345	) (c)
Total - Class A	1,267,458	923,031

SHARE TRANSACTIONS CLASS C
Shares sold	432,457	450,566
Shares issued in reinvestment of distributions	13,151	13,957
Shares redeemed	(22,155)	(17,148)
Total - Class C	423,453	447,375

SHARE TRANSACTIONS CLASS I
Shares sold	9,642,765	15,547,646	(c)
Shares issued in reinvestment of distributions	122,249	148,724
Shares redeemed	(435,242)	(8,850,740	) (d)
Total - Class I	9,329,772	6,845,630

SHARE TRANSACTIONS CLASS S(a)
Shares sold	141,143	16,439,459	(b)(d)
Shares issued in reinvestment of distributions	110,745	75,733
Shares redeemed	(657,131)	(313,780	) (c)
Total - Class S	(405,243)	16,201,412

(a)	Class S commenced operations on May 22, 2024.

(b)	Beginning capital of $100,000 was contributed by fund management of Cantor Fitzgerald Investment Advisors, L.P., investment advisor to the Fund, in exchange for 8,598 shares of the Class S in connection with the seeding of the Class.

(c)	32,122 Class A shares amounting to $371,826 and 206,523 Class S shares amounting to $2,565,019 were redeemed to purchase 239,938 Class I shares amounting to $2,936,845 during the year ended March 31, 2025.

(d)	8,502,812 Class I shares were redeemed to purchase 8,471,728 Class S shares amounting to $101,609,653 during the year ended March 31, 2025.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Six Months Ended September 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$46,543,643

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Purchases of long-term portfolio investments	(133,622,642)
Proceeds from sales of long-term portfolio investments	3,551,035
Purchases of short-term portfolio investments	(117,559,241)
Proceeds from sales of short-term portfolio investments	104,222,885
Net realized loss from investment transactions	(966,621)
Net realized loss from foreign currency translations	(4,166)
Return of capital from investments	(3,068,100)
Net change in unrealized appreciation/depreciation on investments	(46,344,447)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(144)
Change in assets and liabilities:
Increase in dividends receivable	(101,168)
Increase in Investment Adviser fees	705,817
Decrease in prepaid expenses and other assets	(248,609)
Increase in Payable for Securities Purchased	4,941,133
Increase in payable for distribution fees	(25,118)
Increase in deferred tax liability	1,856,697
Increase in payable for administration fees	6,502
Increase in income payable	(38,846)
Increase in accrued expenses and other liabilities	(106,076)

Net cash used in operating activities	(140,257,466)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold, net of change in receivable for Fund shares sold	151,041,601
Cash distributions to shareholders	(5,368,775)
Payment on Fund shares redeemed, net of change in payable for Fund shares redeemed	(5,550,885)
Net cash provided by financing activities	140,121,941

Net change in cash	(135,525)
Cash held at beginning of year	877,569
Cash held at end of year	$742,044

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Reinvestment of distributions	$3,640,359

The accompanying notes are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund Class A
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the year/period)

							(Not Consolidated)
	For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Period Ended
	September 30, 2025		March 31, 2025		March 31, 2024		March 31, 2023(a)
	(Unaudited)
Net asset value, beginning of year/period	$12.31		$11.10		$10.42		$10.00
Investment operations:
Net investment income (loss) (b)	(0.01	) (k)	0.02		0.13		0.05
Net realized and unrealized gain (loss) on investments	1.41		1.67		0.86		0.40
Total from investment operations	1.40		1.69		0.99		0.45
Less distributions to shareholders from:
Net investment income	—		(0.19)		(0.30)		(0.03)
Return of capital	(0.26)		(0.29)		(0.01)		—
Total distributions	(0.26)		(0.48)		(0.31)		(0.03)
Net asset value, end of year/period	$13.45		$12.31		$11.10		$10.42
Total return (c)	12.20	% (d)	15.41	% (j)	9.86	% (j)	4.53	% (d)
Net assets, at end of year/period (000s)	$47,626		$27,997		$14,990		$6,137
Ratio of expenses to average net assets after expense waiver/recapture, before tax (f)(g)	2.29	% (e)	2.50%		2.50%		2.50	% (e)
Ratio of expenses to average net assets after expense waiver/recapture, after tax (f)(g)	3.99	% (e)	3.49%		2.50%		2.50	% (e)
Ratio of expenses to average net assets before expense waiver/recapture (f)(h)	2.01	% (e)	2.24%		4.47%		11.92	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver/recapture (i)	(0.22	)% (e)	0.13%		1.23%		0.68	% (e)
Portfolio Turnover Rate	1	% (d)	1%		1%		8	% (d)

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Excludes interest expense of 0.15% for the period ended March 31, 2025.

(h)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptured by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for six months ended September 30, 2025, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund Class C
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the year/period)

							(Not Consolidated)
	For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Period Ended
	September 30, 2025		March 31, 2025		March 31, 2024		March 31, 2023(a)
	(Unaudited)
Net asset value, beginning of year/period	$12.11		$11.04		$10.40		$10.17
Investment operations:
Net investment income (loss) (b)	(0.06	) (k)	(0.10	) (k)	0.04		0.01
Net realized and unrealized gain (loss) on investments	1.38		1.64		0.91		0.24
Total from investment operations	1.32		1.54		0.95		0.25
Less distributions to shareholders from:
Net investment income	—		(0.19)		(0.30)		(0.02)
Return of capital	(0.26)		(0.28)		(0.01)		—
Total distributions	(0.26)		(0.47)		(0.31)		(0.02)
Net asset value, end of year/period	$13.17		$12.11		$11.04		$10.40
Total return (c)	11.69	% (d),(j)	14.15	% (j)	9.47	% (j)	2.49	% (d)
Net assets, at end of year/period (000s)	$14,079		$7,814		$2,186		$102
Ratio of expenses to average net assets after expense waiver/recapture, before tax (f)(g)	3.04	% (e)	3.25%		3.25%		3.25	% (e)
Ratio of expenses to average net assets after expense waiver/recapture, after tax (f)(g)	4.74	% (e)	4.24%		3.25%		3.25	% (e)
Ratio of expenses to average net assets before expense waiver/recapture, before tax (f)(g)(h)	2.76	% (e)	2.99%		4.75%		12.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver/recapture (i)	(0.97	)% (e)	(0.62)%		0.40%		1.73	% (e)
Portfolio Turnover Rate	1	% (d)	1%		1%		8	% (d)

(a)	For the period June 30, 2022 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(g)	Excludes interest expense of 0.15% for the period ended March 31, 2025.

(h)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptured by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net investment income in the Statement of Operations for the year ended March 31, 2025, and for the six months ended September 30, 2025, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to underlying income.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the year/period)

							(Not Consolidated)
	For the		For the		For the		For the
	Six Months Ended		Year Ended		Year Ended		Period Ended
	September 30, 2025		March 31, 2025		March 31, 2024		March 31, 2023(a)
	(Unaudited)
Net asset value, beginning of year/period	$12.33		$11.15		$10.40		$10.17
Investment operations:
Net investment income (loss) (b)	0.00	(k)	0.05		0.14		0.01
Net realized and unrealized gain (loss) on investments	1.42		1.61		0.92		0.25
Total from investment operations	1.42		1.66		1.06		0.26
Less distributions to shareholders from:
Net investment income	—		(0.19)		(0.30)		(0.03)
Return of capital	(0.26)		(0.29)		(0.01)		—
Total distributions	(0.26)		(0.48)		(0.31)		(0.03)
Net asset value, end of year/period	$13.49		$12.33		$11.15		$10.40
Total return (c)	12.35	% (d),(j)	15.08	% (j)	10.57	% (j)	2.51	% (d)
Net assets, at end of year/period (000s)	$263,819		$126,180		$37,775		$5,649
Ratio of expenses to average net assets after expense waiver/recapture, before tax (f)(g)	2.04	% (e)	2.25%		2.25%		2.25	% (e)
Ratio of expenses to average net assets after expense waiver/recapture, after tax (f)(g)	3.73	% (e)	3.24%		2.25%		2.25	% (e)
Ratio of expenses to average net assets before expense waiver/recapture, before tax (f)(g)(h)	1.76	% (e)	1.99%		3.91%		11.67	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver/recapture (i)	0.01	% (e)	0.38%		1.40%		2.87	% (e)
Portfolio Turnover Rate	1	% (d)	1%		1%		8	% (d)

(a)	For the period March 20, 2023 (commencement of operations) to March 31, 2023.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(h)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recaptured by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(k)	Amount represents less than $0.01 per share.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund Class S
CONSOLIDATED FINANCIAL HIGHLIGHTS
(For a share outstanding during the period)

	For the		For the
	Six Months Ended		Period Ended
	September 30, 2025		March 31, 2025(a)
	(Unaudited)
Net asset value, beginning of period	$12.50		$11.63
Investment operations:
Net investment income (loss) (b)	0.07		0.18
Net realized and unrealized gain (loss) on investments	1.44		1.10
Total from investment operations	1.51		1.28
Less distributions to shareholders from:
Net investment income	—		(0.18)
Return of capital	(0.27)		(0.23)
Total distributions	(0.27)		(0.41)
Net asset value, end of period	$13.74		$12.50
Total return (c)	12.96	% (d)(j)	11.17	% (d)(j)
Net assets, at end of period (000s)	$217,025		$202,511
Ratio of expenses to average net assets after expense waiver, before tax (f)(g)	1.04	% (e)	0.90	% (e)
Ratio of expenses to average net assets after expense waiver, after tax (f)(g)	2.73	% (e)	2.06	% (e)
Ratio of expenses to average net assets before expense waiver, before tax (f)(g)(h)	1.76	% (e)	1.90	% (e)
Ratio of net investment income (loss) to average net assets after expense waiver (i)	1.11	% (e)	1.68	% (e)
Portfolio Turnover Rate	1	% (d)	1	% (d)

(a)	For the period May 22, 2024 (commencement of operations) to March 31, 2025.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)	The recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited)
September 30, 2025

1.	ORGANIZATION

Cantor Fitzgerald Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on December 16, 2021 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of shares at net asset value (“NAV”), which will be calculated on a daily basis. The Fund’s investment objective is to maximize total return, with an emphasis on current income, while seeking to invest in issuers that are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

The Fund currently has four classes of shares: Class A, Class C, Class I, and Class S shares. Class A shares commenced operations on June 30, 2022, Class C and Class I commenced operations on March 20, 2023, and Class S commenced operations on May 22, 2024. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, while Class C, Class I and Class S are not subject to a sales load. Effective February 28, 2025, the Class S shares of the Fund was closed to new investors and to new investments by existing shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Operating Segments – The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

Consolidation of Subsidiaries: The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board of Trustees (“Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

As of September 30, 2025, there is one active Subsidiary: CF IIX Holdings LLC (the “Sub-Fund”), formed in Delaware. The Sub-Fund has the same investment objective as the Fund. The Consolidated Financial Statements of the Fund include the accounts of the Sub-Fund. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of September 30, 2025, the total value of investments held by the Sub-Fund is $52,320,832 or approximately 9.6% of the Fund’s net assets.

Securities Valuation – The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private institutional infrastructure investment funds that invest in the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by the FASB Auditing Standards Codification.

The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Investment Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Investment Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private infrastructure market. This process is applied daily to each respective Private Investment Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private infrastructure market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index incorporates data from third-party data providers and broad securities indices (the “Index Constituents”). The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Investment Fund following the conclusion of such Private Investment Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as, under normal market conditions, a significant portion of the Fund’s assets will be invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

Distributions from Private Investment Funds will be received as underlying investments of the Private Investment Funds are liquidated. Distributions from Private Investment Funds occur at irregular intervals, and the exact timing of distributions from the Private Investment Funds has not been communicated from the Private Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2025 for the Fund’s assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
Common Stocks	$307,310,527	$—	$—	$307,310,527
Private Investment Loans	—	—	4,011,660	4,011,660
Short-Term Investment	55,048,909	—	—	55,048,909
Total	$362,359,436	$—	$4,011,660	$366,371,096
Investments valued as practical expedient				190,778,569
Total Investments				$557,149,665

The Fund did not hold any Level 2 securities during the period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Private Investment
	Loans	Total
Beginning balance 3/31/2025	$2,885,725	$2,885,725
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	16,889	16,889
Cost of purchases	1,109,046	1,109,046
Proceeds from sales	—	—
Corporate action	—	—
Dividend reinvest	—	—
Net transfers in/out of level 3	—	—
Ending balance 9/30/2025	$4,011,660	$4,011,660

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investments were as follows:

	Valuation	Unobservable		Impact to Valuation from
Description	Technique(s)	Input	Input	an increase in InputA
CoreWeave	Market Approach	Acquisition Price	$98.50	Increase

A	Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The total change in unrealized appreciation or depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at September 30, 2025 was $16,889.

In determining fair values as of September 30, 2025, the Advisor has, as a practical expedient, estimated fair value of each Private Investment Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Private Investment Fund as of that date. Each investment for which fair value is measured using the Private Investment Fund’s NAV as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Private Investment Funds with a fair value of $190,778,569 for the Fund, have not been categorized.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

The Fund’s investments in Private Investment Funds, along with their corresponding unfunded commitments and other attributes, as of September 30, 2025, are briefly summarized in the table below.

Redemption
Financing			Unfunded	Remaining	Redemption	Notice Period	Restriction
Stage	Investment Strategy	Fair Value	Commitments	Life	Frequency	(In Days)	Terms
Buyout	Control investments in established companies	$—	$—	N/A	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	—	—	N/A	None	N/A	N/A
Special	Investments in mezzanine, distressed debt, energy/utility investments and turnarounds	190,778,569	$165,972,088	5-10 years	None	N/A	N/A

The information summarized in the table above represents the general terms for the specified financing stage. Individual Private Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Private Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity fund and private debt fund are common terms for investments that typically are made in non-public companies through privately negotiated transactions. Private equity and private debt fund investors generally seek to acquire or lend on quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of September 30, 2025.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions— particularly in the large-cap segment.

Growth Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

Types of private investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity and private debt funds. Primaries investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity and private debt funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or debt. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Debt investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Investments Valued at NAV – GAAP permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of September 30, 2025, the Fund had total Unfunded Commitments in the amount of $166,671,185, consisting of $165,972,088 in Private Investment Funds and $699,097 in Private Investment Loans.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are accrued daily and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund qualifies and intends to continue to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended. By complying with the requirements applicable to RICs and annually distributing substantially all net investment company taxable income and net realized capital gains, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the current tax year or on returns filed in previous tax years which are still open to examination by all major tax authorities (generally, federal returns are open to examination by the Internal Revenue Service for a period of three years from date of filing). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year, the Fund did not incur any interest or penalties. The Fund typically intends to quarterly distribute sufficient net investment company taxable income and annually distribute net realized capital gains if any, so that they will not be subject to the excise tax on undistributed income of RICs. If the required amount of net investment income or gains is not distributed annually, the Fund could incur a tax expense.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liability. As a result, the Fund’s after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended September 30, 2025 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $133,622,642 and $3,551,035, respectively.

Associated Risks - During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Private Investment Fund Risk - The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark, which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the Investment Company Act of 1940, as amended (the “1940 Act”). For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Liquidity Risk - There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Infrastructure Industry Risk - The Fund is subject to the risks associated with investment in infrastructure-related companies. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f ) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s investments in infrastructure-related companies to decline.

Underlying Funds Risk - The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.

Lack of Control Over Private Investment Funds and Other Portfolio Investments - Once the Adviser has selected a Private Investment Fund or Other Investment Vehicle, the Adviser will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Adviser will regularly evaluate each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Adviser with the quarterly unaudited financial information for a Private Investment Fund). The Adviser may reallocate the Fund’s investments among the Underlying Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment.

Use of Leverage by the Fund - Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Use of Leverage by Underlying Funds - In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

registered investment companies, including the Fund, are subject. In that regard, the Fund intends to limit its borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses.

Valuation of Private Investment Funds - The Private Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Private Investment Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

Preferred Securities Risk - Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk - Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities. As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. The market value of bonds and preferred shares tend to decline as interest rates increase. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due. Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond. The price of equity securities into which a convertible security may convert may fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Fixed Income Risk - Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk.

Foreign Securities and Emerging Markets Risk - The Fund may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

issuers of foreign securities.

The Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Leveraging Risk - The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Credit Risk - Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Cantor Fitzgerald Investment Advisors, L.P. serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended September 30, 2025, the Adviser earned $3,374,520 in advisory fees.

The Adviser has engaged Capital Innovations, LLC (the “Sub-Adviser”), a registered investment adviser under the Advisers Act, to provide ongoing research, recommendations, and day-to-day portfolio management with respect to the Fund’s investment portfolio. Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Adviser compensates the Sub-Adviser based on a portion of the Fund’s average daily net assets that have been allocated to the Sub-Adviser to manage. Fees paid to the Sub-Adviser are not an expense of the Fund. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. The Sub-Adviser is currently receiving the reduced fee rate of 0.15% per the Sub-Advisory Agreement.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Adviser has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (including all organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 2.50%, 3.25%, 2.25%, and 2.25% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class S shares, respectively (the “expense limitation”) until July 31, 2026 for Class A, C and I shares and July 31, 2027 for the Class S shares. The Adviser has also contractually agreed to waive an additional 1.00% of its management fee for Class S shares until July 31, 2027. For the six months ended September 30, 2025 the Adviser waived

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

Class S management fees in the amount of $1,055,668 pursuant to the Waiver Agreement.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. $412,047 is subject to recapture by the Adviser until March 31, 2027, and $343,574 is subject to recaptured by the Adviser until March 31, 2028, for Class A, Class C and Class I, combined. For the six months ended September 30, 2025, the Adviser recaptured expenses in the amount of $755,621 pursuant to the Expense Limitation Agreement.

The Expense Limitation Agreement will remain in effect, at least until July 31, 2026, for Class A, C and I shares and July 31, 2027 for Class S shares, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After July 31, 2026 for Class A, C and I shares and July 31, 2027 for Class S shares the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

The distributor of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay up to 0.25% per year of its average daily net assets of each of Class A and Class C, respectively, for such services. Class I and Class S shares are not subject to a Shareholder Service Fee. For the six months ended September 30, 2025, the Fund incurred shareholder servicing fees of $46,308, and $13,214 for Class A, Class C, and respectively.

Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A shares and Class I shares are not currently subject to a Distribution Fee. For the six months ended September 30, 2025, the Fund incurred distribution fees of $39,626 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended September 30, 2025, the Distributor received $701,931 and $55,600 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $103,439 and $455, respectively, were retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

(6)	INVESTMENT IN RESTRICTED SECURITIES

As of September 30, 2025, the Fund was invested in the following restricted securities:

Security	Acquisition Date(s)	Cost	Value	% of Net Assets
Aero Capital Solutions Fund IV LP	10/24/2024 - 6/11/2025	$25,793,535	$33,261,738	6.1%
Ardian Infrastructure Fund VI B SCS, SICAV-RAIF	8/6/2025- 9/25/2025	10,355,398	10,523,670	1.9%
Blackstone Infrastructure Partners IRH-G LP	7/30/2024 - 7/01/2025	35,487,124	38,858,726	7.1%
CoreWeave Compute Acquisition Co IV, LLC	7/30/2024 - 9/30/2025	3,984,485	4,011,660	0.7%
DB Sunshine Holdings I LP	6/25/2025- 8/04/2025	11,110,965	12,057,307	2.2%
DigitalBridge AI Infrastructure B, LP	1/24/2025-9/22/2025	28,499,758	30,699,803	5.6%
DigitalBridge Credit (Onshore), LP	9/25/2023 - 9/26/2025	3,332,339	3,461,203	0.6%
DigitalBridge Credit II (Onshore), LP	8/28/2024 - 7/18/2025	12,291,422	12,392,655	2.3%
IPCC Fund LP	10/11/2023 - 8/29/2025	2,831,711	2,825,617	0.5%
Irradiant Orchid Investors, LP	5/24/2024 - 7/22/2025	4,468,345	4,843,311	0.9%
Manulife Infrastructure Fund III, L.P.	6/18/2025	4,959,022	5,251,973	0.9%
Nova Infrastructure Fund II	12/30/2024 - 6/23/2025	3,268,470	3,011,617	0.6%
Peppertree Capital Fund VIII QP, LP	4/30/2024 - 8/1/2025	12,458,445	15,906,073	2.9%
Peppertree Capital Fund X QP, LP	8/12/2024 - 5/16/2025	1,973,038	2,315,311	0.4%
Rockland Power Partners V Feeder, LP	8/22/2025	5,208,837	4,740,913	0.9%
Rockland Power Partners IV, LP	12/15/2023 - 8/22/2025	8,213,615	10,924,611	2.0%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Consolidated Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. As of September 30, 2025, the aggregate cost for federal tax purposes is $479,098,429 for the Fund and differs from fair value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$84,350,185
Gross unrealized depreciation:	(6,298,949)
Net unrealized appreciation:	$78,051,236

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

Fund management has elected a tax year-end of September 30. The tax character of Fund distributions paid for the tax years ended September 30, 2025 and September 30, 2024 were as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2025	September 30, 2024
Ordinary Income	$2,178,950	$613,950
Long-Term Capital Gain	—	—
Return of Capital	12,557,299	2,721,919
	$14,736,249	$3,335,869

As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(120,632)	$78,051,298	$77,930,666

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for partnerships, and REIT basis adjustments and C Corp ROC.

At September 30, 2025, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$138,392	$—	$138,392	$—

During the period ended September 30, 2025, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the use of tax equalization credits, and distributions in excess, resulted in reclassifications for the tax year ended September 30, 2025, as follows:

Accumulated
Paid In	Earnings
Capital	(Losses)
$1,643,335	$(1,643,335)

Sub-Fund Income Taxes

The Fund may hold certain portfolio company investments through consolidated taxable subsidiaries. Accordingly, the Fund’s provision for income taxes consists of a state and federal deferred tax liability and is reflective of only the U.S. federal statutory corporate tax rate of 21.0% and blended state tax rate net of Federal benefit of 13.7%. These consolidated subsidiaries recognize deferred tax assets and

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

liabilities for the estimated future tax effects attributable to temporary differences between the tax basis of certain assets and liabilities and the reported amounts included in the accompanying consolidated balance sheet using the applicable statutory tax rates in effect for the year in which any such temporary differences are expected to reverse.

As of September 30, 2025, the Fund recorded a deferred tax liability of $4,101,546, included within “Deferred tax liability” in the accompanying consolidated balance sheet. The only component of the deferred tax liability is net unrealized appreciation on portfolio investments held within the Sub-Fund. As of September 30, 2025, the Fund had a Net Operating Loss of $711,496.

	Six Months ended September 30, 2025
	Current	Deferred	Total
Federal	$—	$1,124,719	$1,124,719
State	987	731,978	732,965
Total Tax Expense	$987	$1,856,697	$1,857,684

The Fund’s effective tax rate for the six months ended September 30, 2025 was 2.40%. The Fund’s effective tax rate differs from the U.S. federal statutory corporate tax rate of 21.0% primarily due to the Fund’s RIC operations generally not being subject to federal and state income taxes.

Pre-Tax Book Income	$16,245,335	21.00%
Non-Taxable Income	(15,120,490)	(19.55)%
Non-deductible Expenses	81	0.00%
State Taxes	732,758	0.95%
Total Tax Expense	1,857,684	2.40%

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2025, Charles Schwab & Co., and National Financial Services LLC held 47% and 33% respectively of the voting securities and may be deemed to control the Fund.

9.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

During the six months ended September 30, 2025, the Fund completed two quarterly repurchase offers. In the offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Date. The results of the repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 19, 2025	August 19, 2025
Repurchase Request Deadline	June 30, 2025	September 30, 2025
Repurchase Request Deadline	June 30, 2025	September 30, 2025
Repurchase Request Deadline	$13.39	$13.48
Repurchase Request Deadline	18,941.418	11,405.976
Repurchase Request Deadline	$253,611	$153,753
Repurchase Request Deadline	0.67%	0.32%

Class C	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 19, 2025	August 19, 2025
Repurchase Request Deadline	June 30, 2025	September 30, 2025
Repurchase Pricing Date	June 30, 2025	September 30, 2025
Net Asset Value as of Repurchase Offer Date	$13.15	$13.22
Number of Shares Repurchased	—	2,007.527
Amount Repurchased	$0	$26,540
Percentage of Outstanding Shares Repurchased	0.00%	0.19%

Class I	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 19, 2025	August 19, 2025
Repurchase Request Deadline	June 30, 2025	September 30, 2025
Repurchase Pricing Date	June 30, 2025	September 30, 2025
Net Asset Value as of Repurchase Offer Date	$13.42	$13.53
Number of Shares Repurchased	61,176.959	341,467.005
Amount Repurchased	$820,867	$4,620,049
Percentage of Outstanding Shares Repurchased	0.43%	1.72%

Class S	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	May 19, 2025	August 19, 2025
Repurchase Request Deadline	June 30, 2025	September 30, 2025
Repurchase Pricing Date	June 30, 2025	September 30, 2025
Net Asset Value as of Repurchase Offer Date	$13.64	$13.79
Number of Shares Repurchased	36,089.833	156,316,666
Amount Repurchased	$492,195	$2,155,607
Percentage of Outstanding Shares Repurchased	0.23%	0.98%

10.	NEW ACCOUNTING PRONOUNCEMENT

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

Cantor Fitzgerald Infrastructure Fund
Consolidated Notes to Financial Statements (Unaudited) (Continued)
September 30, 2025

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Cantor Fitzgerald Infrastructure Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2025

As a shareholder of the Cantor Fitzgerald Infrastructure Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cantor Fitzgerald Infrastructure Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Cantor Fitzgerald Infrastructure Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Expense Ratio
Actual	4/1/25	9/30/25	During Period*	During the Period
Class A	$1,000.00	$1,123.70	$13.31	2.50%
Class C	$1,000.00	$1,121.20	$17.28	3.25%
Class I	$1,000.00	$1,126.80	$12.00	2.25%
Class S	$1,000.00	$1,131.20	$12.02	2.25%

	Beginning	Ending
Hypothetical	Account Value	Account Value	Expenses Paid	Expense Ratio
(5% return before expenses)	4/1/25	9/30/25	During Period*	During the Period
Class A	$1,000.00	$1,012.53	$12.61	2.50%
Class C	$1,000.00	$1,008.77	$16.37	3.25%
Class I	$1,000.00	$1,013.79	$11.36	2.25%
Class S	$1,000.00	$1,013.79	$11.36	2.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Cantor Fitzgerald Sustainable Infrastructure Fund
Additional Information (Unaudited)
September 30, 2025

Cantor Fitzgerald Infrastructure Fund - Investment Advisory Agreement with the Advisor

In connection with the Board meeting held on June 27, 2025, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Fund and the Advisor (the “Investment Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the Advisor’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group, category, and benchmark indices for all periods shown with the exception of the S&P 500 TR Index. The Trustees noted that the Advisor believed the underperformance compared to the S&P 500 TR Index during the period was attributable to industries outside the scope of the Fund’s infrastructure-focused strategy. The Trustees also considered the Advisor’s role in supervising the investment activity of the Sub-Advisor. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Advisor were satisfactory.

Fees and Expenses. The Trustees next considered information regarding the management fee for the Fund. The Trustees noted that the management fee for the Fund was slightly higher than the peer group average and higher than the Morningstar category average. The Trustees noted that the Advisor believed that the Fund’s management fee and net expense ratio are higher than the Morningstar category average because of the holdings of the underlying category funds generally consisting of primarily publicly traded securities while the Fund holds primarily private securities which are generally more expensive than public securities. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Advisor’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Advisor provides under the Investment Advisory

Cantor Fitzgerald Sustainable Infrastructure Fund
Additional Information (Unaudited) (Continued)
September 30, 2025

Agreement including the Advisor’s costs in managing the Fund. The Board noted that the Advisor did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of the Advisor, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the Advisor believes the Fund has begun to benefit from economies of scale. The Trustees noted that the advisory fee does not have any breakpoints. The Trustees further noted that the Advisor believes the management fee is competitive for the Fund’s contemplated asset levels.

Conclusion. The Trustees, having requested and received such information from the Advisor as it believed reasonably necessary to evaluate the terms of the Investment Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that the renewal of the Investment Advisory Agreement for an additional one-year term is in the best interests of the Fund and its shareholders.

Cantor Fitzgerald Infrastructure Fund - Investment Sub-Advisory Agreement with the Sub-Advisor

In connection with the Board meeting held on June 27, 2025, the Board, including a majority of the Independent Trustees, discussed the approval of a sub-advisory agreement between the Advisor and the Sub-Advisor, with respect to the Fund (the “Investment Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.

In deciding on whether to approve the Investment Sub-Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the Sub-Advisory Agreement. The Trustees reviewed the services provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment sub-advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations. The Trustees evaluated the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; compliance program; and financial condition. It was noted that the Sub-Advisor did not have any changes to their personnel since the last review. After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group, category, and benchmark indices for all periods shown with the exception of the S&P 500 TR Index. The Trustees noted that the Sub-Advisor believed the underperformance compared to the S&P 500 TR

Cantor Fitzgerald Sustainable Infrastructure Fund
Additional Information (Unaudited) (Continued)
September 30, 2025

Index during the period was attributable to industries outside the scope of the Fund’s infrastructure-focused strategy. After reviewing the investment performance of the Fund and other factors, the Board concluded that the investment performance of the Fund and the Sub-Advisor were satisfactory.

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the Sub-Advisory Agreement. The Trustees compared the sub-advisory fee of the Fund to other comparable accounts managed by the Sub-Advisor and noted that the Sub-Advisor fee paid to the Sub-Advisor with respect to its services to the Fund was lower than that paid to comparable accounts. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Advisor were not unreasonable in relation to the nature and quality of the services provided by the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Sub-Advisor’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Sub-Advisor provides under the Sub-Advisory Agreement including the Sub-Advisor’s costs in managing the Fund. The Board noted that the Sub-Advisor did not realize a profit for the prior twelve months of operations. The Trustees discussed the profitability level of the Sub-Advisor, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees reviewed the Fund’s operational history and noted that the Sub-Advisor believes the Fund has begun to benefit from economies of scale. The Trustees noted that the advisory fee does not have any breakpoints. The Trustees further noted that the Advisor and Sub-Advisor believe the management fee is competitive for the Fund’s contemplated asset levels.

Conclusion. The Trustees, having requested and received such information from the Sub-Advisor as it believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that renewal of the New Sub-Advisory Agreement for an additional one-year term is in the best interests of the Fund and its shareholders.

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES THE CANTOR FITZGERALD INFRASTRUCTURE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Name, Address, Social Security number
● Proprietary information regarding your beneficiaries
● Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Cantor Fitzgerald Infrastructure Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: 855-9CANTOR.

Who are we
Who is providing this notice?	Cantor Fitzgerald Infrastructure Fund
What we do
How does Cantor Fitzgerald Infrastructure Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Why does Cantor Fitzgerald Infrastructure Fund collect my personal information?

We collect your personal information, for example

●    To know investors’ identities and thereby prevent unauthorized access to confidential information;

●    Design and improve the products and services we offer to investors;

●    Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes –information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Cantor Fitzgerald Infrastructure Fund has affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    Cantor Fitzgerald Infrastructure Fund does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Cantor Fitzgerald Infrastructure Fund doesn’t jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-9-CANTOR or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-9-CANTOR.

CANTOR®

FOR INQUIRIES ABOUT THE FUND:

CANTOR FITZGERALD & CO.

110 E. 59th St. New York, NY 10022
(855) 9-CANTOR / (855) 922-6867
cfsupport@cantor.com

INVESTORS

To learn more, please contact your financial advisor or visit www.cantorinfrastructurefund.com

Publication Date: 12/01/2025

Cantor Fitzgerald & Co. (Member FINRA/SIPC), is the exclusive wholesale agent for the Fund.

Ultimus Fund Distributors, LLC (225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, Member FINRA) is the distributor of the Fund.

Cantor Fitzgerald & Co. and Ultimus Fund Distributors, LLC are not affiliated.

Not a Deposit	May Lose Value	No Bank Guarantee
Not insured by the FDIC, NCUA or any other government agency

(b)       Not applicable

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable – Closed-End Fund

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a)       The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto. Exhibit 99. CERT

(a)(4) Not applicable.

(b)       Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cantor Fitzgerald Sustainable Infrastructure Fund

By (Signature and Title)

/s/ William Ferri
William Ferri, Principal Executive Officer/President

Date	11/25/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ William Ferri
William Ferri, Principal Executive Officer/President

Date	11/25/2025

By (Signature and Title)

/s/ Brian Curley
Brian Curley, Principal Financial Officer/Treasurer

Date	11/25/2025